Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
GOODWILL

NOTE 11 – GOODWILL

In September of 2014, Zhong Chuan Shi Xun acquired a 100% interest in Zhong Chuan Rui You for a consideration of $7,391,894 (RMB48,000,000). Zhong Chuan Rui You is primarily engaged in Wi-Fi business, deploying Wi-Fi equipment on trains and providing passengers with entertainment and information services on trains. The fair value of the identifiable net assets of Zhong Chuan Rui You was $151,958 (RMB963,000) and goodwill of $7,239,936 was recorded.

In August of 2018, LK Technology acquired a 100% interest in Superengine Holding Limited for a consideration of $60,000,000, which was paid by the issuance of ordinary shares of the Company in an amount equal to the quotient of (x) the Purchase Price divided by (y) the average of the closing prices of the Ordinary Shares on the NASDAQ Capital Market over the 12 months period preceding July 31, 2018. Superengine possesses patented technologies in spatial-temporal big data indexing, storage, transmission and visualization that can be used in vector maps, HD intelligent maps, interactive location services, smart cities, intelligent transportation systems, mapping and surveying, remote sensing and monitoring. The fair value of the identifiable net assets of Superengine was $1,440,349, and an intangible asset of $54,070,987 and goodwill of $4,488,664 were recorded.

On December 4, 2020, the Company acquired a 67.36% equity interest in BoBtrain for a consideration of $2.5 million (RMB 16.4 million). BotBrain is primarily engaged in smart learning. The fair value of the identifiable net assets of BotBrain was negative $607,120 and goodwill of $3,849,207 was recorded.

On March 17, 2021, the Company completed the acquisition of its 100% equity interest in Saleya for a consideration of (i) a cash amount of $102 million (RMB666 million), (ii) 9,819,926 LKCO ordinary shares and (iii) 1,500,310 LKCO preferred shares pursuant to a supplemental agreement dated February 24, 2021. The fair value of the identifiable net liabilities of Saleya was $10,828,009, and an intangible asset of $72,746,349 and goodwill of $71,808,110 were recorded. Refer to Note 3 for details.

	December 31,	December 31,
	2023	2022
Gross carrying value of goodwill
Zhong Chuan Rui You	$7,239,936	$7,239,936
Superengine	4,488,664	4,488,664
BotBrain	3,849,207	3,849,207
Saleya	71,808,110	71,808,110
PICO	377,665	377,665
Less: impairment
Zhong Chuan Rui You	(7,239,936)	(3,619,968)
Superengine	(4,488,664)	-
BotBrain	(3,849,207)	(3,849,207)
Saleya	(71,808,110)	-

Net carrying value of goodwill
Zhong Chuan Rui You	-	3,619,968
Superengine	-	4,488,664
BotBrain	-	-
Saleya	-	71,808,110
PICO	377,665	377,665
	$377,665	$80,294,407

Our assessment of goodwill for impairment includes various inputs, including forecasted revenue, forecasted operating profits, terminal growth rates, and weighted-average costs of capital. The projected cash flows used in calculating the fair value of our reporting units, using the income approach, considered historical and estimated future results and general economic and market conditions, as well as the impact of planned business and operational strategies.

In assessing potential impairment of the goodwill attributed to Zhong Chuan Rui You, we noted starting from 2024, the profit margin contribution of traditional internet advertising business to the Company has becoming lower, a significant amount of cash investment is also required to improve the gross profit margin, the management of the Company determined to abandon Zhong Chuan Rui You’s business. As a result of these indicators, we estimated the fair value of the reporting units using an income approach based on projected discounted cash flows. Based principally on lower forecasted revenue and operating profits caused by lower demand for our products, we recorded a $7,239,936 non-cash impairment loss in general and administrative expenses during the year ended December 31, 2023.

In assessing potential impairment of the goodwill attributed to Saleya, we noted the market share and profitability of Saleya has been eroding and consistently underperformed financially. As a result of these indicators, we estimated the fair value of the reporting units using an income approach based on projected discounted cash flows. Based principally on lower forecasted revenue and operating profits caused by lower demand for our products, we recorded a $71,808,110 non-cash impairment loss in general and administrative expenses during the year ended December 31, 2023.

In assessing potential impairment of the goodwill attributed to BotBrain, we noted the demand for corporate training was significantly reduced, market competition, particularly due to the larger players offering lower prices, severely eroded Botbrain’s market share, and the increased investment of the larger players as indicators of an impairment. As a result of these indicators, we estimated the fair value of the reporting units using an income approach based on projected discounted cash flows. Based principally on lower forecasted revenue and operating profits caused by lower demand for our products, we recorded a $3,849,207 non-cash impairment loss in general and administrative expenses during the year ended December 31, 2023.